Supplement dated February 20, 2026

to the Prospectus and Initial Summary Prospectus, each dated December 18, 2025, as supplemented, for:

MassMutual EnvisionSM
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective February 20, 2026, this supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

The Prospectuses indicate that the Highest Quarterly Value Death Benefit, MassMutual RetireCoreSM, and MassMutual RetireCore Stacking will be available in California, Delaware, Florida, North Dakota, South Dakota, and South Carolina beginning February 23, 2026.

This supplement amends the Prospectuses to indicate that the Highest Quarterly Value Death Benefit, MassMutual RetireCore, and MassMutual RetireCore Stacking will be available in Florida, South Carolina, and North Dakota on February 23, 2026 and in California, Delaware, and South Dakota on March 23, 2026.

If you have questions about this supplement or wish to make any changes to your contract, please contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 (8 a.m.– 8 p.m. Eastern Time).

PS25-76